ADVANCED SERIES TRUST

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST Prudential Growth Allocation Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST T. Rowe Price Asset Allocation Portfolio

Supplement dated October 26, 2016 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with your currently effective Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust), and should be retained for future reference. The portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus.

I.	The table in Part I of the AST SAI entitled “Management Fee Rates (effective July 1, 2015 and thereafter, unless otherwise noted)” is hereby revised by replacing the information pertaining to the Portfolio listed below and substituting the following information set forth below, effective November 1, 2016:
Management Fee Rates (effective July 1, 2015 and thereafter, unless otherwise noted)
Portfolio	Contractual Fee Rate
AST Lord Abbett Core Fixed Income Portfolio

0.5300% of average daily net assets to $300 million;

0.5200% on next $200 million of average daily net assets;

0.4850% on next $250 million of average daily net assets;

0.4750% on next $250 million of average daily net assets;

0.4500% on next $2.25 billion of average daily net assets;

0.4400% on next $2.75 billion of average daily net assets;

0.4100% on next $4 billion of average daily net assets;

0.3900% over $10 billion of average daily net assets

II.	The table in Part I of the AST SAI entitled “Fee Waivers & Expense Limitations” is hereby revised to remove AST Prudential Growth Allocation Portfolio and AST RCM World Trends Portfolio, effective November 1, 2016.
III.	The table in Part I of the AST SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the Portfolios listed below and substituting the following information set forth below, effective November 1, 2016:
Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Goldman Sachs Large-Cap Value Portfolio	The Manager has contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.
AST Goldman Sachs Mid-Cap Growth Portfolio	The Manager has contractually agreed to waive 0.10% of its investment management fees through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.
AST Lord Abbett Core Fixed Income Portfolio	The Manager has contractually agreed to waive 0.018% of its investment management fees through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.

Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Schroders Global Tactical Portfolio	The Manager has voluntarily agreed to reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.20% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Acquired Fund Fees and Expenses” shall not include, and the Manager shall not reimburse expenses or waive fees with respect to taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees and extraordinary expenses incurred by the relevant underlying non-affiliated portfolios. This arrangement will be monitored and applied daily based upon the Portfolio’s then-current holdings of the underlying non-affiliated portfolios and the expense ratios of the relevant underlying non-affiliated portfolios as of its most recent fiscal year end.
AST T. Rowe Price Asset Allocation Portfolio	The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2017. In addition, the Manager has contractually agreed to waive an additional 0.002% of its investment management fee through June 30, 2017. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSAISUP3